Exhibit 99.1

EVgo Inc. Announces Commercial Bank Loan Facility to Accelerate Nationwide Infrastructure Buildout

●	$225 million oversubscribed 5-year facility placed with five participating lenders with option to increase up to a total of $300 million
●	Incremental financing to support deployment of more than 1,500 additional high-power fast charging stalls
●	Largest EV charging commercial bank facility in the United States

LOS ANGELES – July 28, 2025 — EVgo Inc. (Nasdaq: EVGO) (“EVgo” or the “Company”), one of the nation’s largest providers of public fast charging infrastructure for electric vehicles (EVs), announced that it has closed on a senior secured, non-recourse credit facility with top tier global project finance banks in the amount of $225 million with optionality to increase the size of the financing by $75 million to fund additional growth (the “Facility”). The Facility was oversubscribed and is a first-of-its-kind financing in the commercial bank market for charging infrastructure in the United States.

The Facility provides EVgo with additional leverage capacity to fund growth beyond debt financing currently in place. Proceeds from the Facility will be used to accelerate EVgo’s nationwide deployment of additional high-powered charging infrastructure by more than 1,500 stalls, including the expansion of EVgo’s dedicated charging hubs business serving autonomous vehicles and other fleet partners as well as EVgo’s public fast charging network, with the flexibility to include stalls that do not fall within the scope of EVgo’s existing debt financing. The continued growth of EVgo’s network is expected to further expand its position as an industry leader in public fast charging.

“EVgo has built a trusted nationwide public fast charging network and has consistently demonstrated strong operational and financial asset performance,” said EVgo CEO, Badar Khan. “This facility will provide incremental low-cost capital to enable us to increase our infrastructure buildout, which will ultimately provide EV drivers more fast charging choices. As the first of its kind in the United States, the Facility reflects continued and growing confidence in both EVgo’s leadership position and in the future of the EV charging industry by financial markets.”

“This groundbreaking financing transaction sets a precedent for expanding high-power charging infrastructure by leveraging debt capital,” said Francine Sullivan, EVgo CLO & EVP Corporate Development. “Such resounding support from the global project finance bank market marks another milestone in EVgo’s plan to enhance value with our growing industry-leading fast charging solutions. We look forward to partnering with our banking partners to continue to grow our leadership position into the future.”

The Facility is provided by a syndicate of top-tier global banks led by SMBC as Structuring Agent, Coordinating Lead Arranger, and Joint Bookrunner, and Bank of Montreal, Royal Bank of Canada, and ING Bank NV as Joint Lead Arrangers and Joint Bookrunners, and Investec Bank Plc as a participating lender. The opening of the commercial bank project financing market as a source of capital for public fast charging is an important milestone reflecting the maturity of the Company, the profitability of the EVgo network, and confidence in the Company’s management.

“This financing demonstrates SMBC’s continued ability to lead innovative financing solutions for clients in emerging sectors across the broader infrastructure landscape,” said Juan Kreutz, SMBC Americas Head of Global Structured Finance. “We are proud to partner with an industry leader like EVgo on this pioneering financing as the company expands its network of accessible charging infrastructure throughout the U.S.”

Milbank acted as legal advisor to EVgo and Paul Hastings acted as legal advisor to the lenders.

The Company anticipates providing an update on its expectations for the build out of additional charging stalls on its second quarter fiscal 2025 earnings call to be held Aug. 5 at 8 a.m. ET.

Key Financing Terms of the Commercial Bank Loan Facility

Total Loan Facility	●	$225 million committed and $75 million of incremental availability
Amount	●	First draw of approximately $48 million received on July 24, 2025
Interest Rate	●	SOFR plus 3.25% with 0.25% step up beginning in year 5
Draw Amounts	●	60% of eligible project costs of charging stalls reaching commercial operational date, including allocated overhead and development expenses
Tenor	●	5 years from closing
Collateral	●	Non-recourse project financing secured by project assets
	●	EVgo contributed 400 charging stalls from its existing public network to the project as initial loan collateral

About EVgo

EVgo (Nasdaq: EVGO) is one of the nation’s leading public fast charging providers. With more than 1,100 fast charging stations across over 40 states, EVgo strategically deploys localized and accessible charging infrastructure by partnering with leading businesses across the U.S., including retailers, grocery stores, restaurants, shopping centers, gas stations, rideshare operators, and autonomous vehicle companies. At its dedicated Innovation Lab, EVgo performs extensive interoperability testing and has ongoing technical collaborations with leading automakers and industry partners to advance the EV charging industry and deliver a seamless charging experience.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “assume” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. You are cautioned, therefore, against relying on any of these forward-looking statements. These forward-looking statements include, but are not limited to, those perceived as express or implied statements regarding EVgo’s future financial and operating performance; the Facility, including expectations regarding the timing and availability of project drawdowns, cash flows, capital expenditures and deployment costs, the Company’s equity contributions, distributions to the Company, deployment and operation periods, and interest rates and payments; and EVgo’s banking partnerships. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EVgo’s management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this press release, including changes adversely affecting EVgo’s business; EVgo’s dependence on the widespread adoption of electric vehicles (“EVs”) and growth of the EV and EV charging markets; EVgo’s reliance on existing project financing for the growth of its business, its ability to fully draw on its debt financing from the U.S. Department of Energy (the “DOE Loan”), and its ability to comply with the covenants and other terms of thereof; competition from existing and new competitors; EVgo’s ability to expand into new service markets, grow its customer base and manage its operations; the risks associated with cyclical demand for EVgo’s services and vulnerability to industry downturns and regional or national downturns; fluctuations in EVgo’s revenue and operating results; unfavorable conditions or disruptions in the capital and credit markets and EVgo’s ability to obtain additional financing on commercially reasonable terms; EVgo’s ability to generate cash, service indebtedness and incur additional indebtedness; evolving domestic and foreign government laws, regulations, rules and standards that impact EVgo’s business, results of operations and financial condition, including regulations impacting the EV charging market and government programs designed to drive broader adoption of EVs and any reduction, modification or elimination of such programs, such as the enactment of the One Big Beautiful Bill Act of 2025, which addresses, among other things, the termination of the Alternative Fuel Vehicle Refueling Property Credit, other changes in policy under the current administration and 119th Congress and the potential changes in tariffs or sanctions and escalating trade wars; EVgo’s ability to adapt its assets and infrastructure to changes in industry and regulatory standards and market demands related to EV charging; impediments to EVgo’s expansion plans, including permitting and utility-related delays; EVgo’s ability to integrate any businesses it acquires; EVgo’s ability to recruit and retain experienced personnel; risks related to legal proceedings or claims, including liability claims; EVgo’s dependence on third parties, including hardware and software vendors and service providers, utilities and permit-granting entities; supply chain disruptions, elevated rates of inflation and other increases in expenses, including as a result of the implementation of tariffs by the U.S. and other countries; safety and environmental requirements or regulations that may subject EVgo to unanticipated liabilities or costs; EVgo’s ability to enter into and maintain valuable partnerships with commercial or public-entity property owners, landlords and/or tenants, original equipment manufacturers, fleet operators and suppliers; EVgo’s ability to maintain, protect and enhance EVgo’s intellectual property; EVgo’s ability to identify and complete suitable acquisitions or other strategic transactions to meet its goals and integrate key businesses it acquires; and the impact of general economic or political conditions, including associated changes in U.S. fiscal and monetary policy such as elevated interest rates, changing tariff and taxation policies, and geopolitical events such as the conflicts in Ukraine and the Middle East. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) including its most recent Annual Report on Form 10-K, as well as its other SEC filings, copies of which are available on EVgo’s website at investors.evgo.com, and on the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

For Investors:
investors@evgo.com

For Media:
press@evgo.com

Source: EVgo Inc.

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